Oppenheimer Strategic Income Fund
                        Exhibit 24(b)(16) to Form N-1A
                    Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution    Amount From       Amount From
  Reinvestment    Investment        Long or Short-TermReinvestment
  (Ex)Date        Income            Capital Gains     Price

Class A Shares
   11/22/89       0.0560000         0.0100000         5.010
   12/29/89       0.0560000         0.0100000         5.000
   01/24/90       0.0303726         0.0160000         4.960
   02/28/90       0.0520000         0.0100000         4.880
   03/28/90       0.0496000         0.0000000         4.860
   04/25/90       0.0496000         0.0000000         4.890
   05/23/90       0.0496000         0.0000000         4.920
   06/27/90       0.0620000         0.0000000         4.990
   07/25/90       0.0496000         0.0000000         5.080
   08/22/90       0.0496000         0.0000000         5.040
   09/26/90       0.0620000         0.0000000         4.910
   10/24/90       0.0316000         0.0180000         4.750
   11/21/90       0.0403716         0.0110000         4.760
   12/31/90       0.0691000         0.0000000         4.750
   11/23/91       0.0407432         0.0000000         4.750
   02/27/91       0.0620000         0.0000000         4.880
   03/27/91       0.0496012         0.0000000         4.910
   04/24/91       0.0395992         0.0100000         4.920
   05/22/91       0.0496000         0.0000000         4.910
   06/26/91       0.0560000         0.0000000         4.860
   07/24/91       0.0418000         0.0030000         4.900
   08/28/91       0.0460000         0.0100000         4.960
   09/25/91       0.0398000         0.0050000         5.000
   10/23/91       0.0378000         0.0070000         5.000
   11/27/91       0.0465886         0.0070000         5.020
   12/31/91       0.0491229         0.0000000         5.060
   01/22/92       0.0000000         0.0327000         5.040
   02/26/92       0.0471000         0.0050000         4.990
   03/25/92       0.0416800         0.0000000         4.990
   04/22/92       0.0416800         0.0000000         4.980
   05/27/92       0.0521000         0.0000000         5.020
   06/24/92       0.0316800         0.0100000         5.080
   07/22/92       0.0306800         0.0110000         5.120
   08/26/92       0.0369500         0.0110000         5.150
   09/23/92       0.0383600         0.0000000         5.070
   10/28/92       0.0479500         0.0000000         4.960
   11/25/92       0.0397300         0.0090000         4.890
   12/31/92       0.0479463         0.0123545         4.890
   01/27/93       0.0369900         0.0000000         4.960
   02/24/93       0.0383600         0.0000000         5.020
   03/24/93       0.0366800         0.0000000         5.080
   04/28/93       0.0458500         0.0000000         5.100
   05/26/93       0.0366800         0.0000000         5.100
   06/23/93       0.0366800         0.0000000         5.170
   07/28/93       0.0458500         0.0000000         5.180
   08/25/93       0.0366800         0.0000000         5.230
   09/22/93       0.0366800         0.0000000         5.210

   10/27/93       0.0458500         0.0000000         5.300
   11/24/93       0.0379900         0.1036752         5.170
   12/31/93       0.0471600         0.0000000         5.220
   01/26/94       0.0297132         0.0043468         5.260
   02/23/94       0.0318752         0.0048048         5.220
   03/23/94       0.0316010         0.0050790         5.050
   04/26/94       0.0419650         0.0000000         4.870

Oppenheimer Strategic Income Fund
Page 2


  Distribution           Amount From       Amount From
  Reinvestment           Investment        Long or Short-Term  Reinvestment
  (Ex)Date               Income            Capital Gains       Price

Class A Shares

   05/25/94              0.0335720         0.0000000           4.870
   06/22/94              0.0335720         0.0000000           4.830
   07/27/94              0.0419650         0.0000000           4.780
   08/24/94              0.0335720         0.0000000           4.790
   09/28/94              0.0419650         0.0000000           4.750
   10/26/94              0.0335720         0.0000000           4.710
   11/23/94              0.0347710         0.0000000           4.670
   12/30/94              0.0443630         0.0000000           4.550
   01/25/95              0.0299750         0.0000000           4.490
   02/22/95              0.0335720         0.0000000           4.520
   03/22/95              0.0335720         0.0000000           4.490
   04/26/95              0.0419650         0.0000000           4.570
   05/25/95              0.0365000         0.0000000           4.680
   06/26/95              0.0365000         0.0000000           4.670
   07/25/95              0.0365000         0.0148000           4.660
   08/25/95              0.0365000         0.0000000           4.640
   09/25/95              0.0365000         0.0000000           4.670
   10/25/95              0.0365000         0.0000000           4.710
   11/24/95              0.0365000         0.0000000           4.720
   12/29/95              0.0365000         0.0000000           4.770
   01/25/96              0.0365000         0.0000000           4.790
   02/23/96              0.0365000         0.0000000           4.790
   03/25/96              0.0365000         0.0000000           4.750
   04/25/96              0.0365000         0.0000000           4.750
   05/24/96              0.0345000         0.0000000           4.760
   06/25/96              0.0345000         0.0000000           4.740
   07/25/96              0.0345000         0.0000000           4.740
   08/23/96              0.0345000         0.0000000           4.790
   09/25/96              0.0345000         0.0000000           4.820
   10/25/96              0.0345000         0.0000000           4.860
   11/25/96              0.0345000         0.0000000           4.930
   12/24/96              0.0287490         0.0000000           4.910
   12/31/96              0.0057510         0.0000000           4.920
   01/24/97              0.0345000         0.0000000           4.900
   02/25/97              0.0345000         0.0000000           4.930
   03/25/97              0.0345000         0.0000000           4.830
   04/25/97              0.0345000         0.0000000           4.780
   05/23/97              0.0345000         0.0000000           4.840
   06/25/97              0.0345000         0.0000000           4.900
   07/25/97              0.0345000         0.0000000           4.930
   08/25/97              0.0345000         0.0000000           4.890
   09/25/97              0.0345000         0.0000000           4.940

 Distribution            Amount From       Amount From
 Reinvestment            Investment        Long or Short-Term  Reinvestment
  (Ex)Date               Income            Capital Gains     Price

Class B Shares
   12/31/92              0.0381071         0.0123545               4.900
   01/27/93              0.0326789         0.0000000               4.960
   02/24/93              0.0337218         0.0000000               5.030
   03/24/93              0.0330603         0.0000000               5.090
   04/28/93              0.0415475         0.0000000               5.110
   05/26/93              0.0332916         0.0000000               5.110
   06/23/93              0.0333297         0.0000000               5.180
   07/28/93              0.0416565         0.0000000               5.190
   08/25/93              0.0333482         0.0000000               5.240
   09/22/93              0.0333847         0.0000000               5.220
   10/27/93              0.0417660         0.0000000               5.310
   11/24/93              0.0346504         0.1036752               5.180

Oppenheimer Strategic Income Fund
Page 3



Class B Shares (Continued)
   12/31/93              0.0430701         0.0000000               5.230
   01/26/94              0.0267343         0.0043468               5.270
   02/23/94              0.0286258         0.0048048               5.230
   03/23/94              0.0284952         0.0050790               5.060
   04/26/94              0.0382979         0.0000000               4.870
   05/25/94              0.0309195         0.0000000               4.880
   06/22/94              0.0307173         0.0000000               4.840
   07/27/94              0.0384468         0.0000000               4.790
   08/24/94              0.0307600         0.0000000               4.800
   09/28/94              0.0384552         0.0000000               4.760
   10/26/94              0.0308082         0.0000000               4.720
   11/23/94              0.0319459         0.0000000               4.670
   12/30/94              0.0407228         0.0000000               4.560
   01/25/95              0.0276407         0.0000000               4.500
   02/22/95              0.0309432         0.0000000               4.530
   03/22/95              0.0309567         0.0000000               4.500
   04/26/95              0.0386595         0.0000000               4.580
   05/25/95              0.0337070         0.0000000               4.680
   06/26/95              0.0333885         0.0000000               4.680
   07/25/95              0.0336796         0.0148000               4.660
   08/25/95              0.0333117         0.0000000               4.650
   09/25/95              0.0336915         0.0000000               4.680
   10/25/95              0.0335665         0.0000000               4.720
   11/24/95              0.0333715         0.0000000               4.720
   12/29/95              0.0330550         0.0000000               4.780
   01/25/96              0.0340086         0.0000000               4.800
   02/23/96              0.0333948         0.0000000               4.790
   03/25/96              0.0336341         0.0000000               4.760
   04/25/96              0.0334458         0.0000000               4.760
   05/24/96              0.0313520         0.0000000               4.760
   06/25/96              0.0316524         0.0000000               4.750
   07/25/96              0.0315131         0.0000000               4.750
   08/23/96              0.0314177         0.0000000               4.800
   09/25/96              0.0314144         0.0000000               4.830
   10/25/96              0.0312671         0.0000000               4.870
   11/25/96              0.0315331         0.0000000               4.940

   12/24/96              0.0256832         0.0000000               4.920
   12/31/97              0.0051372         0.0000000               4.930
   01/24/97              0.0318432         0.0000000               4.910
   02/25/97              0.0314182         0.0000000               4.940
   03/25/97              0.0316771         0.0000000               4.840
   04/25/97              0.0312048         0.0000000               4.790
   05/23/97              0.0315808         0.0000000               4.850
   06/25/97              0.0314769         0.0000000               4.910
   07/25/97              0.0312569         0.0000000               4.940
   08/25/97              0.0315620         0.0000000               4.900
   09/25/97              0.0313655         0.0000000               4.950


Class C Shares
   06/26/95              0.0245498         0.0000000               4.670
   07/25/95              0.0311533         0.0148000               4.650
   08/25/95              0.0316540         0.0000000               4.640
   09/25/95              0.0332198         0.0000000               4.670
   10/25/95              0.0335218         0.0000000               4.700
   11/24/95              0.0332897         0.0000000               4.710
   12/29/95              0.0330101         0.0000000               4.770
   01/25/96              0.0339051         0.0000000               4.790
   02/23/96              0.0332642         0.0000000               4.780

Oppenheimer Strategic Income Fund
Page 4


 Distribution            Amount From       Amount From
 Reinvestment            Investment        Long or Short-Term  Reinvestment
  (Ex)Date               Income            Capital Gains     Price

Class C Shares (Continued)
   03/25/96              0.0334910         0.0000000        4.750
   04/25/96              0.0333688         0.0000000        4.750
   05/24/96              0.0312714         0.0000000        4.750
   06/25/96              0.0315656         0.0000000        4.740
   07/25/96              0.0314476         0.0000000        4.740
   08/23/96              0.0313245         0.0000000        4.780
   09/25/96              0.0312621         0.0000000        4.820
   10/25/96              0.0311706         0.0000000        4.860
   11/25/96              0.0314407         0.0000000        4.930
   12/24/96              0.0256052         0.0000000        4.910
   12/31/96              0.0051257         0.0000000        4.920
   01/24/97              0.0317587         0.0000000        4.890
   02/25/97              0.0312965         0.0000000        4.930
   03/25/97              0.0315879         0.0000000        4.830
   04/25/97              0.0311455         0.0000000        4.780
   05/23/97              0.0315338         0.0000000        4.840
   06/25/97              0.0314630         0.0000000        4.890
   07/25/97              0.0312609         0.0000000        4.920
   08/25/97              0.0315647         0.0000000        4.880
   09/25/97              0.0313721         0.0000000        4.940

Oppenheimer Strategic Income Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 09/30/97:

   The formula for calculating average annual total return is as follows:

1/number of years = n       {(ERV/P)^n} - 1 = average annual total return

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Class A Shares

Examples, assuming a maximum               Examples at NAV:
   sales charge of 4.75%:

   One Year                                One Year

   {($1,059.99/$1,000)^ 1} - 1  =  6.00%   {($1,112.86/$1,000)^ 1} - 1  =
                                                 11.29%

   Five Year                               Five Year

   {($1,506.57/$1,000)^.2} - 1  =  8.54%   {($1,581.71/$1,000)^.2} - 1  =
                                               9.60%

   Inception                               Inception

   {($2,185.99/$1,000)^.1257}- 1= 10.33%   {($2,295.07/$1,000)^.1257}- 1=
11.01%

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

   One Year                                One Year

   {($1,054.30/$1,000)^ 1} - 1  = 5.43%    {($1,104.30/$1,000)^ 1} - 1  =
                                                            10.43%

   Inception                               Inception

   {($1,531.31/$1,000)^.2069}- 1= 9.22%    {($1,551.31/$1,000)^.2069}- 1=
                                                            9.51%


Class C Shares

Example, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

   One Year                                One Year

   {($1,096.70/$1,000)^ 1} - 1   =  9.67%  {($1,106.70/$1,000)^ 1} - 1   =
10.67%

   Inception                               Inception

   {($1,277.34/$1,000)^.4265}- 1 = 11.01%  {($1,277.34/$1,000)^.4265}- 1 =
11.01%

Oppenheimer Strategic Income Fund
Page 6

2. Cumulative Total Returns for the Periods Ended 09/30/97:

    The formula for calculating cumulative total return is as follows:

    (ERV - P) / P  =  Cumulative Total Return


Class A Shares

Examples, assuming a maxiExamples at NAV:
   sales charge of 4.75%:

   One Year                                One Year

   $1,059.99 - $1,000/$1,000 =  6.00%      $1,112.86 - $1,000/$1,000 =  11.29%

   Five Year                               Five Year

   $1,506.57 - $1,000/$1,000 = 50.66%      $1,581.71 - $1,000/$1,000 =  58.17%

   Inception                               Inception

   $2,185.99 - $1,000/$1,000 =118.60%      $2,295.07 - $1,000/$1,000 = 129.51%


Class B Shares

Examples, assuming a maxiExamples at NAV: contingent deferred sales charge of 5.00% for the first year, and 2.00% for the inception year:

  One Year                                 One Year

   $1,054.30 - $1,000/$1,000 =  5.43%      $1,104.30 - $1,000/$1,000 =  10.43%

   Inception Year                          Inception Year

   $1,531.31 - $1,000/$1,000 = 53.13%      $1,151.31 - $1,000/$1,000 =  55.13%


Class C Shares

Examples, assuming a maxiExamples at NAV: contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

One Year                                   One Year

   $1,096.70 - $1,000/$1,000 =  9.67%      $1,106.70 - $1,000/$1,000 =  10.67%

   Inception Year                          Inception Year

   $1,277.34 - $1,000/$1,000 = 27.73%      $1,277.34 - $1,000/$1,000 =  27.73%











Oppenheimer Strategic Income Fund
Page 7


3. Standardized Yield for the 30-Day Period Ended 09/30/97:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                                           a - b          6
                            Yield =  2 { (--------  +  1 )  -  1 }
                                          cd or ce

    The symbols above represent the following factors:

      a = Dividends and interest earned during the 30-day period.
      b = Expenses accrued for the period (net of any expense
          reimbursements).
      c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
      d = The Fund's maximum offering price (including sales charge) per share on the last day of the period.
      e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:


          $ 27,858,888.06 - $ 2,967,570.66      6
       2{(-------------------------------- +  1)  - 1}  = 7.31%
             797,994,638  x  $ 5.20




Class B Shares

Example at NAV:

          $ 24,334,436.29 - $ 4,715,333.20      6
       2{(-------------------------------- +  1)  - 1}  = 6.92%
              695,401,765  x  $ 4.96

Class C Shares

Example at NAV:

          $ 2,847,663.26 - $ 552,159.43      6
       2{(-----------------------------+  1)  - 1}      = 6.92%
               81,611,548  x  $ 4.95













Oppenheimer Strategic Income Fund
Page 8



4. DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/97:

    The Fund's dividend yields are calculated using the following formula:

              Dividend Yield   =  { (a x 12 } / b or c

    The symbols above represent the following factors:

    a = The last dividend earned during the period. b = The Fund's maximum offering price (including sales charge)
        per share on dividend payable date.
    c = The Fund's net asset value (excluding sales charge) per share on dividend payable date.

Examples:

Class A Shares

   Dividend Yield
   at Maximum Offering   $.0345000 x 12 / $ 5.19  =  7.98%


   Dividend Yield
   at Net Asset Value    $.0345000 x 12 / $ 4.94  =  8.38%



Class B Shares

   Dividend Yield
   at Net Asset Value    $.0313655 x 12 / $ 4.95  =  7.60%



Class C Shares

   Dividend Yield
   at Net Asset Value    $.0313721 x 12 / $ 4.94  =  7.62%